STOCK COMPENSATION	12 Months Ended
Mar. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
18.	STOCK COMPENSATION

Shares issued to consultant

Pursuant to a consulting agreement entered into with a consultant, an independent third party, the Company granted 30,000 common shares to the consultant upon completion of his consulting service to the Group for the year ended March 31, 2011.

30,000 common shares were issued to the consultant during the year ended March 31, 2011 and the Group recorded a compensation expense of $56 for the year ended March 31, 2011 based on the fair value of the shares granted at the date of grant, which is included in selling, general and administrative expenses.

No such shares were issued, nor were such compensation expenses recorded for the years ended March 31, 2012 and 2013.